Liabilities related to associates and joint ventures (Policies)	12 Months Ended
Dec. 31, 2023
Liabilities Related To Associates And Joint Ventures
Under Brazilian legislation and the terms of the joint venture agreement

Under Brazilian legislation and the terms of the joint venture agreement, the Company does not have an obligation to provide funding to Samarco. Accordingly, the Company’s investment in Samarco was fully impaired and no provision was recognized in relation to the Samarco’s negative equity.

The provision related to the Samarco dam failure requires the use of assumptions and estimates, which may be materially impacted by: (i) the scope and cost of completing the programs under the Framework Agreement, including the ongoing legal actions in relation to the number of people eligible for compensation and the amount of damages to which they are entitled, (ii) the terms of any potential future settlement agreement in respect of the Federal Public Prosecution Office Claim, including potential amounts payable, obligations of the parties to perform ongoing programs of the Framework Agreement, and the period of time over which any settlement amounts may be payable, (iii) the extent to which Samarco is able to directly fund any future obligations relating to reparation and compensation measures as Samarco’s long-term cash flow generation depends on factors including its ability to return to full production capacity and commodity prices, (iv) resolution of existing and potential legal claims, and (v) updates of the discount rate.

As a result, future expenditures may differ from the amounts currently provided and changes to key assumptions could result in a material impact to the amount of the provision in future reporting periods.